------------------------------------------------------------

                                  SMITH BARNEY
                               TELECOMMUNICATIONS
                                  INCOME FUND

          ------------------------------------------------------------

                       ANNUAL REPORT | DECEMBER 31, 2000

                [LOGO] Smith Barney
                       Mutual Funds

                Your Serious Money. Professionally Managed.(SM)

          ------------------------------------------------------------
            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
          ------------------------------------------------------------

Smith Barney
Telecommunications
Income Fund

          [PHOTO OMITTED]              [PHOTO OMITTED]

          HEATH B. MCLENDON            ROBERT E. SWAB

          Chairman                     Vice President and
                                       Investment Officer

Dear Shareholder:

We are pleased to provide the annual report for the year ended December 31, 2000 for the Smith Barney Telecommunications Income Fund ("Fund"). In this report, we review the factors that contributed to the Fund's performance during the reporting period and discuss our outlook for the Regional Bell Operating Companies ("RBOC's"). We hope you find this report to be useful and informative.

Performance Update

For the year ended December 31, 2000 the Fund returned negative 12.24%. In comparison the Lipper Inc. ("Lipper")(1) peer group average of all telecommunication funds returned a negative 35.07% for the same period. Past performance is not indicative of future results.

The Fund's disappointment performance during the period was significantly influenced by its holdings in the RBOC's, which currently represent approximately 73% of the Fund's assets. In addition, the Fund's performance was negatively impacted by general stock market weakness late in the year which was due to uncertainty regarding the state of the economy and corporate profits. In this report, we provide a general overview of recent events affecting the RBOC's and a brief outlook for the group.

Special Shareholder Notice

During the reporting period, in an effort to maximize the benefits of professional portfolio management through expansion of portfolio investment opportunities and diversification of the portfolio, the Board of Trustees of Smith Barney Telecommunications Trust, determined that it would be in the best interests of the shareholders for the Fund to sell a portion of its securities

----------
(1) Lipper is an independent mutual fund-tracking organization. Average annual return is based on a one-year period ended December 31, 2000, calculated among 22 funds in the Lipper Telecommunications funds category with reinvestment of dividends and capital gains excluding sales charges.


================================================================================
Smith Barney Telecommunications Income Fund                                    1
over an extended period of time and use the proceeds of those sales to purchase new securities.

As a result of the Fund's practice of limiting sales of portfolio securities as well as corporate mergers and consolidations involving portfolio companies, the Fund currently holds only five securities. And because there has been substantial appreciation in those securities, we estimate that approximately 94% of the Fund's are currently composed of unrealized capital gains. Selling these securities will cause the Fund to distribute more taxable gains to its shareholders; however, management plans to sell the portfolio securities gradually, which should enable the Fund to spread the tax liability over a period of several years. This effort by management to gradually diversify the Fund's holdings will, of course, be achieved within the parameters of the Fund's investment objective.

Market Overview

The RBOC continued to go through a period of transition this past year as a result of the broad changes introduced to the telecommunications industry from the Telecommunications Act of 1996 ("Act"). The Act opened the door to increased competition in several different areas of the telecommunication industry, particularly the local phone exchange business and long distance telephone service business. As indicated in previous shareholder letters, in response to deregulation, the RBOC's have either merged or have formed strategic alliances in an effort to increase market share and gain an edge on competition.

These major telecommunication industry combinations have transformed the industry considerably. Unfortunately, the fierce competition brought on by deregulation this past year has restrained growth and narrowed operating margins for most telecom service providers. In addition, higher borrowing rates last year had negative implications on this capital-intensive industry.

The majority of the assets in the Fund are invested in the RBOC's; however, the Fund has holdings in two other telecommunication companies. Vodafone Group PLC, a mobile telecommunications company, is the second largest holding in the Fund making up approximately 20% of its assets. Also, over the past several months, the Fund has initiated a small position in Nokia, a manufacturer of mobile phones. Nokia also supplies mobile, fixed and Internet Protocol networks and related services as well as multimedia terminals.

As stated in the "Special Shareholder Notice" section of the letter, we began to restructure and diversify the Fund into other areas of the telecommunications sector during the reporting period in an effort to reduce potential risk and to lower volatility. We believe this restructuring should continue over time and,


--------------------------------------------------------------------------------
2                                             2000 Annual Report to Shareholders
although ameliorated by the fact that the restructuring will be achieved very gradually, will generate long-term capital gains. The Fund is presently highly concentrated and we believe the inclusion of additional securities may be a prudent investment decision.

Outlook

We believe telecommunication service companies relying on long distance and local phone offerings are becoming more commodity-like and we believe that therefore they are not as attractive as companies focusing on data and Internet services. In our opinion, companies that focus on data and Internet services possess the best growth prospects and should continue to draw investor interest. Most telecommunication companies have developed their long-term business models with this in mind.

And while no guarantees can be given, the telecommunication companies that we invest in should continue to grow earnings 10% over the next few years as deregulation works to open new markets. Continued spending on new technology in the wireless communications and data networking areas should help the companies stay competitive and add to market share. We also believe the telecommunications industry will be shaped by international developments. The big names within the telecommunication sector are investing globally and we believe this should help earnings growth over the next several years. Lastly, we think these companies will continue to maintain an attractive dividend.

Thank you for investing in the Smith Barney Telecommunications Income Fund.

Sincerely,


/s/ Heath B. McLendon                  /s/ Robert E. Swab

Heath B. McLendon                      Robert E. Swab
Chairman                               Investment Officer


January 31, 2001


--------------------------------------------------------------------------------
Smith Barney Telecommunications Income Fund                                    2

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                Net Asset Value
              ------------------
              Beginning    End     Income     Capital Gain   Return      Total
Year Ended     of Year   of Year  Dividends  Distributions  of Capital  Returns+
================================================================================
12/31/00       $177.27   $128.84   $ 1.50       $ 25.63       $ 0.00    (12.24)%
--------------------------------------------------------------------------------
12/31/99        176.20    177.27     1.78         18.13         0.00     12.18%
--------------------------------------------------------------------------------
12/31/98        134.06    176.20     2.22         22.08         0.00     53.72
--------------------------------------------------------------------------------
12/31/97        104.62    134.06     2.83         13.61         0.00      45.11
--------------------------------------------------------------------------------
12/31/96        119.69    104.62     3.12          9.72         0.00      (1.45)
--------------------------------------------------------------------------------
12/31/95         95.62    119.69     3.58         11.50         0.00      42.93
--------------------------------------------------------------------------------
12/31/94        107.62     95.62     4.05          6.06         0.00      (1.83)
--------------------------------------------------------------------------------
12/31/93        102.67    107.62     4.42          6.87         0.00      16.00
--------------------------------------------------------------------------------
12/31/92        110.75    102.67     4.55         15.23         0.00      10.89
--------------------------------------------------------------------------------
12/31/91        129.06    110.75     6.05         14.62         1.18       3.30
================================================================================
Total                              $34.10       $143.45       $ 1.18
================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, twice a year.

--------------------------------------------------------------------------------
Average Annual Total Returns+
--------------------------------------------------------------------------------

Year Ended 12/31/00                                                     (12.24)%
--------------------------------------------------------------------------------
Five Years Ended 12/31/00                                                16.70
--------------------------------------------------------------------------------
Ten Years Ended 12/31/00                                                 14.97
--------------------------------------------------------------------------------
1/1/84* through 12/31/00                                                 17.00
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return+
--------------------------------------------------------------------------------

12/31/90 through 12/31/00                                                303.55%
================================================================================

+ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value.
*     Commencement of operations.


--------------------------------------------------------------------------------
4                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                         Growth of $10,000 Invested in
              the Smith Barney Telecommunications Income Fund vs.
        Standard & Poor's 500 Index and Lipper Equity Income Fund Index+

--------------------------------------------------------------------------------
                         December 1990 -- December 2000

                               [GRAPHIC OMITTED]

   [The following table was depicted as a line chart in the printed material.]

                 Smith Barney                              Lipper
              Telecommunications       S&P 500          Equity Income
                 Income Fund            Index            Index Fund
              ------------------       -------          -------------
12/90               10000               10000               10000
12/91               10330               13040               12755
12/92               11455               14033               13998
12/93               13288               15444               16075
12/94               13045               15647               15927
12/95               18645               21520               20679
12/96               18374               26458               24444
12/97               26663               35291               30992
12/98               40987               45433               34640
12/99               45981               54989               36091
12/00               40355               49983               38787

+ Hypothetical illustration of $10,000 invested in the Smith Barney Telecommunications Income Fund on December 31, 1990, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2000. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Figures for the index include reinvestment of dividends. The Lipper Equity Income Fund Index is a net asset value weighted index of the 30 largest funds in the Equity Income category. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
Smith Barney Telecommunications Income Fund                                    5

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 2000
--------------------------------------------------------------------------------

    SHARES                             SECURITY                         VALUE
================================================================================
COMMON STOCK -- 96.4%
Cellular Communications -- 20.3%
    402,990   Vodafone Group PLC, Sponsored ADR*                     $14,432,079
--------------------------------------------------------------------------------
Telecommunication Equipment -- 3.1%
     50,000   Nokia Oyj, Sponsored ADR*                                2,175,000
--------------------------------------------------------------------------------
Telephone -- 73.0%
   355,000    BellSouth Corp.                                         14,532,813
   253,964    Qwest Communications International Inc.+                10,412,524
   275,000    SBC Communications Inc.                                 13,131,250
   275,000    Verizon Communications Inc.                             13,784,375
--------------------------------------------------------------------------------
                                                                      51,860,962
--------------------------------------------------------------------------------
              TOTAL COMMON STOCK
              (Cost -- $9,648,971)                                    68,468,041
================================================================================
   FACE
 AMOUNT                                SECURITY                         VALUE
================================================================================
REPURCHASE AGREEMENT -- 3.6%
$2,535,000    Goldman Sachs & Co., 6.000% due 1/2/01; Proceeds
              at maturity -- $2,536,690; (Fully collateralized
              by U.S. Treasury Notes and Bonds, 6.000% to
              9.125% due 7/31/01 to 8/15/17;
              Market value -- $2,585,702) (Cost -- $2,535,000)         2,535,000
================================================================================
              TOTAL INVESTMENTS - 100%
              (Cost -- $12,183,971**)                                $71,003,041
================================================================================

*     A portion of this security is on loan (Note 5).
**    Aggregate cost for Federal income tax purposes is $9,794,792.
+     Non-income producing security.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $12,183,971*)                    $ 71,003,041
   Cash                                                                     145
   Collateral for securities on loan (Note 5)                        13,360,000
   Receivable for securities sold                                     5,292,962
   Dividends and interest receivable                                     39,956
-------------------------------------------------------------------------------
   Total Assets                                                      89,696,104
-------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 5)                           13,360,000
   Dividends payable                                                  5,095,983
   Payable for securities purchased                                   1,319,589
   Payable for Fund shares purchased                                     56,487
   Investment advisory fees payable                                      33,522
   Administration fees payable                                           10,484
   Accrued expenses                                                      37,694
-------------------------------------------------------------------------------
   Total Liabilities                                                 19,913,759
-------------------------------------------------------------------------------
Total Net Assets                                                   $ 69,782,345
===============================================================================
NET ASSETS:
   Par value of capital shares                                     $        542
   Capital paid in excess of par value                                5,099,719
   Overdistributed net investment income                                 (2,181)
   Accumulated net realized gain on security transactions             5,865,195
   Net unrealized appreciation of investments                        58,819,070
-------------------------------------------------------------------------------
Total Net Assets                                                   $ 69,782,345
================================================================================
Shares Outstanding                                                      541,603
-------------------------------------------------------------------------------
Net Asset Value                                                    $     128.84
================================================================================

* Aggregate cost for Federal income tax purposes is $9,794,792.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Telecommunications Income Fund                                    7

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends                                                       $  1,515,521
   Interest                                                              39,063
   Less: Foreign withholding tax                                         (8,950)
-------------------------------------------------------------------------------
   Total Investment Income                                            1,545,634
-------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2)                                    466,066
   Administration fees (Note 2)                                         169,479
   Audit and legal                                                       43,833
   Shareholder and system servicing fees                                 30,402
   Trustees' fees                                                        21,310
   Custody fees                                                          12,962
   Other                                                                 20,816
-------------------------------------------------------------------------------
   Total Expenses                                                       764,868
-------------------------------------------------------------------------------
Net Investment Income                                                   780,766
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                             18,361,937
     Cost of securities sold                                          1,952,663
-------------------------------------------------------------------------------
   Net Realized Gain                                                 16,409,274
-------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                               87,394,469
     End of year                                                     58,819,070
-------------------------------------------------------------------------------
   Decrease in Net Unrealized Appreciation                          (28,575,399)
-------------------------------------------------------------------------------
Net Loss on Investments                                             (12,166,125)
-------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $(11,385,359)
===============================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                             2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                            2000            1999
====================================================================================
OPERATIONS:
   Net investment income                                $    780,766    $    897,447
   Net realized gain+                                     16,409,274       8,794,542
   Increase (decrease) in net unrealized appreciation    (28,575,399)      1,605,103
------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations     (11,385,359)     11,297,092
------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income                                    (780,766)       (920,534)
   Net realized gains                                    (13,117,145)     (9,707,861)
------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                       (13,897,911)    (10,628,395)
------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net asset value of shares issued
     for reinvestment of dividends                         6,556,847       4,799,292
   Cost of shares reacquired                              (8,086,409)     (5,326,023)
------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Fund Share Transactions                              (1,529,562)       (526,731)
------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                        (26,812,832)        141,966

NET ASSETS:
   Beginning of year                                      96,595,177      96,453,211
------------------------------------------------------------------------------------
   End of year*                                         $ 69,782,345    $ 96,595,177
====================================================================================
* Includes overdistributed net investment income of:    $     (2,181)   $     (2,181)
====================================================================================

+ Net realized gains for Federal income tax purposes are $17,034,585 and $8,852,060 for the years ended December 31, 2000 and 1999, respectively.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Telecommunications Income Fund                                    9

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

The Smith Barney Telecommunications Income Fund ("Fund"), an investment fund of the Smith Barney Telecommunications Trust ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. Shares of the Fund are not currently offered for sale to new investors.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales prices were reported are valued at current quoted bid prices; securities, other than U.S. government agencies and obligations, that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated using the average-cost method for financial reporting purposes and the specific identification method for tax purposes; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000 reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
10                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT
   AND OTHER TRANSACTIONS

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Trust. The Fund pays SSBCan investment advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the administrator of the Trust for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets of each fund. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the year ended December 31, 2000, the Fund paid transfer agent fees of $18,723 to CFTC.

All officers and one Trustee of the Trust are employees of SSB.

3. INVESTMENTS

For the year ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $ 2,321,315
--------------------------------------------------------------------------------
Sales                                                                 18,361,937
================================================================================

At December 31 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

===============================================================================
Gross unrealized appreciation                                      $ 61,354,564
Gross unrealized depreciation                                          (146,315)
-------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 61,208,249
================================================================================


--------------------------------------------------------------------------------
Smith Barney Telecommunications Income Fund                                   11

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

4. REPURCHASE AGREEMENTS

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. LENDING OF PORTFOLIO SECURITIES

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2000, the Fund loaned common stocks having a value of approximately $13,619,428. The Fund received cash collateral of $13,619,428. A portion of the cash collateral amounting to $259,428 remained uninvested and the balance was invested as follows:

Security Description                                                     Value
================================================================================
Floating Rate Certificates of Deposit:
  Commercial Bank, 5.860% due 2/14/01                                $ 1,806,885
Floating Rate Note:
  First Union National Bank, 6.510% due 5/21/01                          814,375
Time Deposits:
  Australia New Zealand, 6.630% due 1/2/01                             2,422,697
  Bank of Brussels Lambert, 6.700% due 1/2/01                            876,295
  Bank of Brussels Lambert, 6.660% due 1/2/01                          1,907,229
  Bayerische Landesbank, 6.630% due 1/2/01                             2,061,870
  Credit Suisse, 3.00% due 1/2/01                                        206,187
  Credit Suisse, 7.060% due 1/2/01                                     1,085,050
  CS First Boston Corp., 5.000% due 1/2/01                               564,445
  Societe Generale, 6.630% due 1/2/01                                    965,421
  Suntrust Bank, 4.500% due 1/2/01                                       496,431
Repurchase Agreement:
  Warburg Dillon Read,6.000% due 1/2/01                                  153,115
--------------------------------------------------------------------------------
Total                                                                $13,360,000
================================================================================

Income earned by the Fund from securities loaned for the year ended December 31, 2000 was $62.


--------------------------------------------------------------------------------
12                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

6. SHARES OF BENEFICIAL INTEREST

At December 31, 2000, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of the Fund were as follows:

                                            Year Ended            Year Ended
                                        December 31, 2000     December 31, 1999
================================================================================
Shares issued on reinvestment                48,190                26,863
Shares reacquired                           (51,497)              (29,350)
--------------------------------------------------------------------------------
Net Decrease                                 (3,307)               (2,487)
================================================================================

7. CONCENTRATION OF RISK

Because the Fund concentrates its investments in one industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broader range of investment alternatives. The economic and business cycle risks associated with the concentration of the Fund in only one industry could mean that adverse conditions could substantially impact the income earned by the Fund and the value of the Fund's holdings.


--------------------------------------------------------------------------------
Smith Barney Telecommunications Income Fund                                   13

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year ended December 31:

                                              2000         1999         1998         1997         1996
========================================================================================================
Net Asset Value, Beginning of Year          $ 177.27     $ 176.20     $ 134.06     $ 104.62     $ 119.69
--------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         1.50         1.74         2.26         2.83         3.12
  Net realized and unrealized gain (loss)     (22.80)       19.24        64.18        43.05        (5.35)
--------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           (21.30)       20.98        66.44        45.88        (2.23)
--------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (1.50)       (1.78)       (2.22)       (2.83)       (3.12)
  Net realized gains                          (25.63)      (18.13)      (22.08)      (13.61)       (9.72)
--------------------------------------------------------------------------------------------------------
Total Distributions                            27.13       (19.91)      (24.30)      (16.44)      (12.84)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 128.84     $ 177.27     $ 176.20     $ 134.06     $ 104.62
--------------------------------------------------------------------------------------------------------
Total Return                                  (12.24)%      12.18%       53.72%       45.11%       (1.45)%
--------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)          $     70     $     97     $     96     $     73     $     63
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      0.90%        0.89%        0.89%        0.92%        0.90%
  Net investment income                         0.92         0.92         1.51         2.35         2.80
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            3%           0%           0%           0%         .00%
========================================================================================================


--------------------------------------------------------------------------------
14                                            2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
of Smith Barney Telecommunications Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Telecommunications Income Fund of Smith Barney Telecommunications Trust as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of the Smith Barney Telecommunications Income Fund of Smith Barney Telecommunications Trust as of December 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                       KPMG LLP


New York, New York
February 9, 2001


--------------------------------------------------------------------------------
Smith Barney Telecommunications Income Fund                                   15

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2000:

      o     A corporate dividends received deduction of 100.00%.

      o     Total long-term capital gain distrubtions paid of $13,117,145.


--------------------------------------------------------------------------------
16                                            2000 Annual Report to Shareholders

                                                            SALOMON SMITH BARNEY
                                                            --------------------
                                                     A member of citigroup[LOGO]


Trustees

Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank G. Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller

John F. White, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Robert E. Swab
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

SSB Citi Fund Management LLC

Distributor

Salomon Smith Barney Inc.

Custodian

PFPC Trust Company

Transfer Agent

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

Sub-Transfer Agent

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of shareholders of Smith Barney Telecommunications Trust - Smith Barney Telecommunications Income Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 2001 this report must be accompanied by performance information for the most recently completed calendar quarter.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Telecommunications
Income Fund
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD0412 8/00